UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): June 6, 2019
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan _____________________		48084 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(248) 593-8820 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2019, the Board of Directors (the “Board”) of Horizon Global Corporation (the “Company”) elected Jamie G. Pierson as the Company’s Chief Financial Officer, effective June 10, 2019.

Prior to joining the Company, Mr. Pierson, age 49, served as Chief Financial Officer of PrimeSource Building Products, Inc., a privately held distributor of building products, from January 2017. From November 2011 to December 2016, Mr. Pierson served as Chief Financial Officer of YRC Worldwide Inc., a publicly traded company that is a leading provider of transportation and global logistics services. Prior to joining YRC Worldwide, from December 2008 to November 2011, Mr. Pierson served as Managing Director at Alvarez & Marsal, a privately held global professional services firm. From June 2007 to December 2008, Mr. Pierson was Vice President-Corporate Development and Integration with Greatwide Logistics Services, Inc., a privately held logistics company.

In connection with his appointment as Chief Financial Officer, Mr. Pierson will (i) receive an annual base salary of $500,000, (ii) be eligible to receive an annual short-term cash incentive award based on the performance of the Company, which is targeted at 100% of base salary for 2019, (iii) be eligible to receive an annual long-term incentive award under the Company’s Amended and Restated 2015 Equity and Incentive Compensation Plan, which has a target value of 100% of base salary for 2019, (iv) be a Tier II participant for purposes of the Company’s Executive Severance/Change of Control Policy, and (v) be entitled to receive reimbursement for expenses related to Mr. Pierson’s commute of up to $40,000 annually. In addition, Mr. Pierson will generally be eligible to participate in all other employee benefit plans and compensation programs that the Company maintains for its salaried employees and executive officers.

Barry G. Steele, who had been serving as Chief Financial Officer of the Company since February 18, 2019, has resigned from the Company effective June 10, 2019. Mr. Steele will be entitled to receive (i) accrued but unpaid base salary through the date of termination, and (ii) earned but unused vacation through the date of termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	June 7, 2019	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Corporate Secretary